EXHIBIT 21.1     SUBSIDIARIES OF THE REGISTRANT

                                                                                                    % of Voting
                                                                                                    Securities
                                                                    Jurisdiction of                    Held at
                                                                   Incorporation or                 December 31,
Name of Corporation                                                  Organization                     2003 (1)
-----------------------------------                                ----------------                  ----------

Amcorp, Inc.                                                           Delaware                           100%
     ASC Holdings, Inc.                                                Utah                               100
     Amalgamated Research, Inc.                                        Idaho                              100

Andrews County Holdings, Inc.                                          Delaware                           100
     Waste Control Specialists LLC                                     Delaware                            90
       Greenhill Technologies LLC                                      Delaware                            50
       Tecsafe LLC                                                     Delaware                           100

NL Industries, Inc. (2)                                                New Jersey                          63
    Kronos Worldwide, Inc. (3)                                         Delaware                            51

Tremont LLC (2)(3)                                                     Delaware                           100
     TRECO L.L.C.                                                      Nevada                             100
       Basic Management, Inc.                                          Nevada                              32
         The Landwell Company LP                                       Delaware                            50
       The Landwell Company LP                                         Delaware                            12
     TRE Holding Corporation                                           Delaware                           100
       TRE Management Company                                          Delaware                           100
     Tremont Colorado Corporation                                      Delaware                           100
     Tall Pines Insurance Company                                      Vermont                            100
     Titanium Metals Corporation (5)                                   Delaware                            40

Valcor, Inc.                                                           Delaware                           100
     Medite Corporation                                                Delaware                           100
     CompX International Inc. (4)                                      Delaware                            66

Other wholly-owned
     Valmont Insurance Company                                         Vermont                            100
     Impex Realty Holding, Inc.                                        Delaware                           100

(1)  Held by the Registrant or the indicated subsidiary of the Registrant.

(2) Subsidiaries of NL are incorporated by reference to Exhibit 21.1 of NL's Annual Report on Form 10-K for the year ended December 31, 2003 (File No. 1-640). Tremont LLC owns an additional 21% of NL directly.

(3) Subsidiaries of Kronos are incorporated by reference to Exhibit 21.1 of Kronos' Annual Report on Form 10-K for the year ended December 31, 2003 (File No. 333-100047). The Registrant owns an additional 32% of Kronos directly, and Tremont LLC owns an additional 10% of Kronos directly.

(4) Subsidiaries of CompX are incorporated by reference to Exhibit 21.1 of CompX's Annual Report on Form 10-K for the year ended December 31, 2003 (File No. 1-13905). The Registrant owns an additional 3% of CompX directly.

(5) Subsidiaries of Titanium Metals Corporation ("TIMET") are incorporated by reference to Exhibit 21.1 of TIMET's Annual Report on Form 10-K for the year ended December 31, 2003 (File No. 0-28538). The Registrant owns an additional 1% of TIMET directly.